Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897
Hood River Small-Cap Growth Fund
Hood River International Opportunity Fund
Hood River New Opportunities Fund
Hood River Emerging Markets Fund (the “Funds”),
each, a series of Manager Directed Portfolios (the “Trust”)

Supplement dated March 10, 2026
to the Prospectus,
dated October 31, 2025
Effective immediately, the section of the Prospectus entitled “In-Kind Redemptions” is hereby deleted and replaced with the following:
    Each Fund reserves the right to honor redemption requests by making payment in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption-in-kind”), subject to the Adviser’s determination that such distribution is in the best interest of Fund shareholders. The Fund may do so in the form of (1) a pro-rata slice of the Fund’s portfolio, (2) a non-pro-rata basket of portfolio securities, or (3) individual securities. Redemptions in-kind are taxable in the same manner to a redeeming shareholder as redemptions paid in cash for federal income tax purposes. Shareholders who receive a redemption in kind will bear market risk until they sell the securities. In addition, the sale of securities received in-kind may be subject to brokerage fees, and may give rise to taxable gains or losses.
Effective immediately, the third paragraph of the section of the Prospectus entitled “Frequent Purchases and Redemptions” is hereby deleted and replaced with the following:
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The policy is intended to discourage excessive trading in the Funds’ shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. This policy regarding excessive trading does not apply to purchase and sale activity by certain approved third parties who agree to accept redemptions in-kind in lieu of cash in liquidation of Fund shares, subject to the determination by the Adviser that such purchase and sale activity is in the best interest of Fund shareholders. The Funds reserve the right to reject any purchase order or exchange request at any time and for any reason, without prior written notice. The Funds may, in certain circumstances, reverse a transaction determined to be abusive.
Please retain this supplement for future reference.